 [LOGO]
            THE INDONESIA FUND, INC.
------------------------------

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--------------------------------------------------------------------------------
                                                               February 26, 1996

Dear Shareholders:

We are pleased to report on the activities of The Indonesia Fund, Inc. (the "Fund") for the year ended December 31, 1995.

The Fund began the year with a net asset value (NAV) of $9.18 per share. As of December 31, 1995, the Fund was fully invested in Indonesian securities. Net asset value at December 31, 1995 was $9.34 per share, representing a total return of 1.7% for the year, compared with a return of 5.0% for the Jakarta Composite Index during the same period.

MARKET COMMENTARY

The year ended 1995 was a difficult and dramatic one for the emerging markets, with the first several months of the year dominated by the fallout from Mexico's economic crisis. However, as 1996 begins, we have been cheered by the markedly improving tone in Mexico and other Latin American equity markets. January 1996 was the third consecutive positive month for that region, something that has not occurred since mid-summer. While Indonesia is a world away from Mexico, not only geographically but culturally and economically as well, this and virtually every other emerging market suffered greatly during late 1994 and the early days of 1995 from the repercussions of Mexico's economic crisis. Mexico's problems caused a significant drain of liquidity from emerging markets in general, and led all "risky" assets to be re-rated downward.

The tide of better news and improving equity market conditions coming out of Latin America in recent months, therefore, has led to a slow but steady return of cautious foreign capital to the emerging markets in all regions. We are seeing investors who were on the sidelines several months ago looking now to buy in Indonesia and her neighboring markets. It now appears clearly to us that the "Tequila Effect" -- the simultaneous decline of virtually all emerging equity markets in sympathy with Mexico's crisis -- is effectively a thing of the past.

In addition, short-term equity market performance in Indonesia, as in many of the Southeast Asian markets, is to a great extent driven by global economic factors and particularly by the interest rate picture in the U.S. This should not be a surprise, given that currencies in virtually all of the major regional markets are linked in one way or another to the U.S. dollar. The news on this front, of course, has been generally positive, in that the interest rate environment in the U.S. became increasingly benign during the course of 1995. The U.S. Federal Reserve's (the "Fed") year-long cycle of monetary tightening clearly came to an end early in the spring; the picture became even brighter in early July, when the Fed reduced U.S. short-term rates for the first time in approximately three years. This was followed by additional easing moves in December 1995 and in January 1996. The improving global interest rate scenario was perhaps the most important factor in the Indonesian market's strong performance during the last nine months of the year.

The Indonesian economy, meanwhile, continues to show vibrant growth. Final GDP growth figures for 1995 should come in at approximately 7.5%, and we believe that economic growth will continue in this range in

THE INDONESIA FUND, INC.
------------------------------

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--------------------------------------------------------------------------------
1996 and throughout the remainder of the decade. Domestic demand has been the predominant driver of growth, although we expect momentum to move into the export sector later in the decade, as the global trade environment is increasingly liberalized and world trade consequently expands. Some minor sluggishness may manifest itself later in 1996, prompted primarily by local government moves toward a tighter monetary policy.

While inflation has so far remained largely stable at approximately 9% per year, a gradually widening current account deficit and the sharply expanding money supply are both signs that inflationary pressures are beginning to build. In fact, the current account deficit, created by sluggish non-oil exports and rapidly expanding imports, is the major area of concern about the Indonesian economy, particularly in light of Mexico's problems in 1994 and 1995. A recent 19% increase in public sector salaries, while giving a welcome boost to domestic consumption, is a meaningful sign of an incipient trend toward wage inflation and may well in fact spark more aggressive wage demands in the private sector. Clearly, the Indonesian government has shown little stomach for tighter fiscal discipline, so some monetary tightening is the most likely alternative. Of course, Indonesians have a good deal of experience of functioning (and continuing to grow) in relatively high interest rate environments, so somewhat higher interest rates are unlikely to have a dramatically deleterious effect on earnings or GDP growth.

During the past two years, for the first time in memory, the primary topic of political discourse has been the succession of President Suharto, who is in his mid-70s and remains in robust good health. The president will soon complete his sixth term of office, and besides vague comments that he does not intend to be "a president for the rest of [his] life", he has not yet stated clearly whether or not he intends to stand again. He has not, however, named or groomed any obvious successor and many observers have begun to assume that Suharto will remain to serve another term. As Indonesia has never in its history enjoyed a peaceful transfer of power, investors have generally taken a positive view of Suharto's likely seventh term.

Nonetheless, succession questions linger, and will continue to do so for as long as Suharto remains in the presidency. At present, the dominant candidates spoken of in this regard are Vice President, Try Sutrisno, a member of the military and long-term protege of the president, and the Minister of Research and Technology, Habibie. The Suharto and Habibie families have been close friends for many decades and Habibie has worked hard in recent years to solidify his position in the Indonesian power structure. Much of Habibie's advancement has been to the detriment of the military, which has traditionally been at the center of Indonesia's government and political establishment. In promoting his industrialization programs, Habibie has alienated many military leaders, depending instead upon appeals to populism and his leading role in the Association of Muslim Intellectuals.

We continue to see good value in the Indonesian market, which is currently trading at a price/earnings ratio of approximately 17.4 times prospective 1996 earnings. Given the continued high level of earnings growth in this market, this is a quite attractive valuation. The market continues to be dominated, as it was in 1994, by large and successful new issues. We continue to see good performance in infrastructure-related industries, as government and private investment in infrastructure development continues to be strong. In addition, after a difficult year, interest rate-sensitive sectors -- particularly banks and real estate -- have finally begun to bounce back, as would be expected in the present attractive interest rate environment.

THE INDONESIA FUND, INC.
------------------------------

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--------------------------------------------------------------------------------

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program. The automatic Dividend Reinvestment Plan (the "Plan") can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact that party for details about participating in the Plan. The Fund also offers shareholders a voluntary Cash Purchase Plan. The Plan and the Cash Purchase Plan are described on pages 16 and 17 of this report.

In light of Indonesia's continued strong economic and earnings growth and attractive equity valuations, we remain extremely optimistic about the prospects for the Indonesian market and for the Fund, and we greatly appreciate your continued support.

Sincerely,

                  [LOGO]
Stephen M. Swift
Chief Investment Officer*

------------------------
*Stephen M. Swift, who is a Managing Director of BEA Associates, is primarily responsible for management of the Fund's assets. He has served the Fund in such capacity since August 2, 1995. Mr. Swift joined BEA Associates (formerly Basic Appraisals, Inc. and BEA Associates, Inc.) in June of 1995. Mr. Swift is the Chief Investment Officer of the Fund and is also a Senior Vice President and Investment Officer of The Emerging Markets Infrastructure Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc.

THE INDONESIA FUND, INC.
------------------------------

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--------------------------------------------------------------------------------

                               PORTFOLIO SUMMARY
                      AS OF DECEMBER 31, 1995 (unaudited)

--------------------------------------------------------------------------------
                                SECTOR ALLOCATION
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     FOOD AND KINDRED PRODUCTS        14.30%
Manufacturing                           14.10%
Financial Services                      13.30%
Beer, Beverages, Liquors and
Tobacco                                 12.00%
Telecommunications                       7.60%
Automotive                               7.20%
Pharmaceuticals                          4.90%
Construction and Heavy Equipment         4.70%
Retailing                                4.30%
Consumer Goods                           3.50%
Housing                                  3.30%
Paper Products                           2.80%
Transportation                           2.30%
Other                                    5.70%

                  THIS CHART REPRESENTS THE SECTOR ALLOCATION
                        OF TOTAL NET ASSETS OF THE FUND.

--------------------------------------------------------------------------------
                           TOP 10 HOLDINGS, BY ISSUER
--------------------------------------------------------------------------------

                                                                                  PERCENT
                                                                                     OF
                                                                                    NET
                    HOLDING                                SECTOR                  ASSETS
------------------------------------------------------------------------------------------
  1.  PT HM Sampoerna
                                            Beer, Beverages, Liquors and Tobacco    7.66
------------------------------------------------------------------------------------------
  2.  PT Astra International
                                                         Automotive                 7.24
------------------------------------------------------------------------------------------
  3.  PT Indo Food Sukses Makmur
                                                 Food and Kindred Products          6.94
------------------------------------------------------------------------------------------
  4.  PT Bank International Indonesia
                                                     Financial Services             6.63
------------------------------------------------------------------------------------------
  5.  PT Sari Husada
                                                 Food and Kindred Products          6.44
------------------------------------------------------------------------------------------
  6.  Trias Sentosa
                                                       Manufacturing                5.92
------------------------------------------------------------------------------------------
  7.  PT Semen Gresik
                                                       Manufacturing                5.72
------------------------------------------------------------------------------------------
  8.  PT Kalbe Farma
                                                      Pharmaceuticals               4.91
------------------------------------------------------------------------------------------
  9.  PT Telekomunikasi Indonesia
                                                     Telecommunications             4.38
------------------------------------------------------------------------------------------
 10.  PT Gudang Garam
                                            Beer, Beverages, Liquors and Tobacco    4.37
------------------------------------------------------------------------------------------

THE INDONESIA FUND, INC.
------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

 NO. OF                                                                                       VALUE
 SHARES                                    DESCRIPTION                                       (NOTE A)
-----------------------------------------------------------------------------------------  ------------
         EQUITY SECURITIES-99.98%
         AUTOMOTIVE-7.24%
1,500,000   PT Astra International........................................................ $  3,116,116
                                                                                           ------------
         BEER, BEVERAGES, LIQUORS AND TOBACCO-12.03%
  180,000   PT Gudang Garam...............................................................    1,881,478
  317,000   PT HM Sampoerna...............................................................    3,299,628
                                                                                           ------------
                                                                                              5,181,106
                                                                                           ------------
         CHEMICALS-1.78%
  833,800   PT Unggul Indah Corp..........................................................      765,791
                                                                                           ------------
         CONSTRUCTION AND HEAVY EQUIPMENT-4.74%
  320,000   PT Mulia Industrindo..........................................................      902,690
  606,000   PT United Tractors............................................................    1,139,646
                                                                                           ------------
                                                                                              2,042,336
                                                                                           ------------
         CONGLOMERATES-1.35%
  698,000   PT Bimantara Citra+...........................................................      580,013
                                                                                           ------------
         CONSUMER GOODS-3.50%
  260,000   PT Modern Photo Film..........................................................    1,506,670
                                                                                           ------------
         FINANCIAL SERVICES-13.33%
  831,250   PT Bank Dagang Nasional Indonesia.............................................      681,650
  500,000   PT Bank Danamon Indonesia.....................................................      656,024
  861,200   PT Bank International Indonesia...............................................    2,853,090
  900,000   PT BBL Dharmala Finance.......................................................      944,675
  575,000   PT Dharmala Intiland..........................................................      314,345
  600,000   PT Dharmala Sakti Sejahtera...................................................      291,931
                                                                                           ------------
                                                                                              5,741,715
                                                                                           ------------
         FOOD AND KINDRED PRODUCTS-14.28%
  620,830   PT Indo Food Sukses Makmur....................................................    2,986,718
  786,500   PT Japfa Comfeed Indonesia....................................................      386,972
  478,652   PT Sari Husada................................................................    2,773,732
                                                                                           ------------
                                                                                              6,147,422
                                                                                           ------------
         HOTELS-0.58%
  766,500   PT Hotel Sahid Jaya International.............................................      251,421
                                                                                           ------------
         HOUSING-3.29%
  260,500   PT Jaya Real Property.........................................................      723,453
  323,520   PT Surya Toto Indonesia.......................................................      693,308
                                                                                           ------------
                                                                                              1,416,761
                                                                                           ------------

 NO. OF                                                                                       VALUE
 SHARES                                    DESCRIPTION                                       (NOTE A)
-----------------------------------------------------------------------------------------  ------------
         MANUFACTURING-14.10%
  642,000   PT Asahimas Flat Glass+....................................................... $    624,732
  130,000   PT Indocement Tunggal Prakarsa................................................      436,366
  880,000   PT Semen Gresik...............................................................    2,463,153
1,142,000   Trias Sentosa.................................................................    2,547,212
                                                                                           ------------
                                                                                              6,071,463
                                                                                           ------------
         PACKAGING-0.42%
  446,000   PT Berlina....................................................................      180,429
                                                                                           ------------
         PAPER PRODUCTS-2.76%
  604,692   PT Indah Kiat Pulp & Paper....................................................      442,974
  504,497   PT Pabrik Kertas Tjiwi Kimia..................................................      463,347
  645,750   PT Surabaya Agung Industri Pulp & Kertas......................................      282,419
                                                                                           ------------
                                                                                              1,188,740
                                                                                           ------------
         PHARMACEUTICALS-4.91%
  623,940   PT Kalbe Farma................................................................    2,114,820
                                                                                           ------------
         REAL ESTATE-1.40%
  374,000   PT Kawasan Industries.........................................................      605,204
                                                                                           ------------
         RETAILING-4.33%
1,059,000   PT Matahari Putra Prima.......................................................    1,864,192
                                                                                           ------------
         TELECOMMUNICATIONS-7.62%
   22,000   PT Indo Satellite Corp. ADR...................................................      803,000
  732,000   PT Kabel Indo Murni...........................................................      260,114
  223,700   PT Supreme Cable Manufacturing Corp. (a)......................................      332,639
   75,000   PT Telekomunikasi Indonesia ADR+..............................................    1,884,375
                                                                                           ------------
                                                                                              3,280,128
                                                                                           ------------
         TRANSPORTATION-2.32%
1,404,000   PT Andayani Megah.............................................................      997,813
                                                                                           ------------
         TOTAL EQUITY SECURITIES (Cost $43,130,149)
          (Notes A, D)............................................................ 99.98%    43,052,140
                                                                                           ------------
         CASH AND OTHER ASSETS IN EXCESS
          OF LIABILITIES............................................................0.02%         7,625
                                                                                           ------------
         NET ASSETS...............................................................100.00%  $ 43,059,765
                                                                                           ------------
                                                                                           ------------

------------------------------
   +  Security is non-income producing.

  (a) With an additional 111,850 rights attached, expiring 1/3/96, with no market value.

ADR  American Depositary Receipts.

See accompanying notes to financial statements.

THE INDONESIA FUND, INC.
------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995

ASSETS:
  Investments, at value (Cost $43,130,149) (Note A)                              $43,052,140
  Cash (Note A)                                                                      184,183
  Dividends receivable                                                                34,686
  Prepaid insurance                                                                    3,225
                                                                                 -----------
  Total Assets                                                                    43,274,234
                                                                                 -----------
LIABILITIES:
  Payables:
    Advisory fee (Note B)                                                            116,576
    Administration fees (Note B)                                                       5,622
    Other accrued expenses                                                            92,271
                                                                                 -----------
  Total Liabilities                                                                  214,469
                                                                                 -----------
NET ASSETS (applicable to 4,608,989 shares of common stock outstanding) (Note
 C)                                                                              $43,059,765
                                                                                 -----------
                                                                                 -----------
NET ASSET VALUE PER SHARE ($43,059,765  DIVIDED BY  4,608,989)                         $9.34
                                                                                 -----------
                                                                                 -----------
Net assets consist of:
  Capital stock, $0.001 par value; 4,608,989 shares issued and outstanding
   (100,000,000 shares authorized)                                               $     4,609
  Paid-in capital                                                                 63,164,835
  Accumulated net realized loss on investments and foreign currency related
   transactions                                                                  (20,031,346)
  Net unrealized depreciation in value of investments and translation of other
   assets and liabilities denominated in foreign currency                            (78,333)
                                                                                 -----------
Net assets applicable to shares outstanding                                      $43,059,765
                                                                                 -----------
                                                                                 -----------

See accompanying notes to financial statements.

THE INDONESIA FUND, INC.
------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
  Income (Note A):
    Dividends                                                                     $  913,420
    Interest                                                                          73,219
    Less: Foreign taxes withheld                                                    (162,397)
                                                                                  ----------
    Total Investment Income                                                          824,242
                                                                                  ----------
  Expenses:
    Investment advisory fees (Note B)                                                409,379
    Custodian fees (Note B)                                                          101,617
    Administration fees (Note B)                                                      67,834
    Audit and legal fees                                                              62,151
    Printing                                                                          33,989
    Insurance                                                                         30,924
    Transfer agent fees                                                               26,598
    Directors' fees                                                                   21,056
    Accounting fees                                                                   17,868
    Other                                                                             30,382
                                                                                  ----------
    Total Expenses                                                                   801,798
                                                                                  ----------
    Net Investment Income                                                             22,444
                                                                                  ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS:
    Net realized loss from:
      Investments                                                                 (5,194,656)
      Foreign currency related transactions                                          (12,731)
    Net change in unrealized depreciation in value of investments and
     translation of other assets and liabilities denominated in foreign currency   5,947,467
                                                                                  ----------
    Net realized and unrealized gain on investments and foreign currency related
     transactions                                                                    740,080
                                                                                  ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $  762,524
                                                                                  ----------
                                                                                  ----------

See accompanying notes to financial statements.

THE INDONESIA FUND, INC.
------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                                            -------------------------------------
                                                                                  1995                1994
                                                                            -----------------  ------------------
INCREASE/(DECREASE) IN NET ASSETS FROM:
  Operations:
    Net investment income/(loss)                                              $      22,444      $     (124,967)
    Net realized loss on investments and foreign currency related
     transactions                                                                (5,207,387)        (10,271,046)
    Net change in unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities
     denominated in foreign currency                                              5,947,467         (11,967,582)
                                                                            -----------------  ------------------
    Net increase/(decrease) in net assets resulting from operations                 762,524         (22,363,595)
                                                                            -----------------  ------------------
NET ASSETS:
  Beginning of year                                                              42,297,241          64,660,836
                                                                            -----------------  ------------------
  End of year                                                                 $  43,059,765      $   42,297,241
                                                                            -----------------  ------------------
                                                                            -----------------  ------------------

See accompanying notes to financial statements.

THE INDONESIA FUND, INC.
------------------------------

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--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                                        FOR THE PERIOD
                                                            FOR THE YEAR ENDED DECEMBER 31,             MARCH 9, 1990*
                                                    -----------------------------------------------        THROUGH
                                                     1995      1994      1993      1992      1991     DECEMBER 31, 1990
                                                    -------   -------   -------   -------   -------   ------------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period              $ 9.18    $14.03    $ 7.63    $ 7.72    $10.38    $       13.78**
                                                    -------   -------   -------   -------   -------         -------
  Net investment income/(loss)                          --     (0.03)    (0.03)     0.01      0.04             0.22
  Net realized and unrealized gain/(loss) on
   investments and foreign currency related
   transactions                                       0.16     (4.82)     6.43     (0.10)    (2.65)           (2.90)
                                                    -------   -------   -------   -------   -------         -------
  Net increase/(decrease) in net assets resulting
   from operations                                    0.16     (4.85)     6.40     (0.09)    (2.61)           (2.68)
                                                    -------   -------   -------   -------   -------         -------
  Dividends and distributions to shareholders
   from:
    Net investment income                               --        --        --        --     (0.05)           (0.19)
    Net realized gains on investments and foreign
     currency related transactions                      --        --        --        --        --            (0.53)
                                                    -------   -------   -------   -------   -------         -------
  Total dividends and distributions to
   shareholders                                         --        --        --        --     (0.05)           (0.72)
                                                    -------   -------   -------   -------   -------         -------
  Net asset value, end of period                    $ 9.34    $ 9.18    $14.03    $ 7.63    $ 7.72    $       10.38
                                                    -------   -------   -------   -------   -------         -------
                                                    -------   -------   -------   -------   -------         -------
  Market value, end of period                       $10.125   $12.000   $20.750   $9.000    $8.375    $       9.875
                                                    -------   -------   -------   -------   -------         -------
                                                    -------   -------   -------   -------   -------         -------
  Total investment return (a)                       (15.63)%  (42.17)%  130.56%     7.46%   (14.71)%         (24.15)%
                                                    -------   -------   -------   -------   -------         -------
                                                    -------   -------   -------   -------   -------         -------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)           $43,060   $42,297   $64,661   $35,186   $35,590   $      47,817
  Ratio of expenses to average net assets             1.96%     1.83%     1.98%     2.04%     2.00%            2.15%(b)
  Ratio of net investment income/(loss) to average
   net assets                                         0.05%    (0.25)%   (0.30)%    0.09%     0.49%            2.05%(b)
  Portfolio turnover                                 24.10%    31.56%    63.77%    22.39%    32.27%           17.68%(c)

------------------------------
 * Commencement of investment operations.

 ** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.17 per share.

(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized. In addition, such returns have been restated to reflect the reinvestment of dividends and distributions, if any, on the ex-dividend date.

(b) Annualized.

(c) Not annualized.

See accompanying notes to financial statements.

THE INDONESIA FUND, INC.
------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS

                          The Indonesia Fund, Inc.
NOTE A. SIGNIFICANT
                          (the "Fund") was ACCOUNTING
POLICIES
                          incorporated  in  Maryland  on  January  8,  1990  and
commenced investment operations on March 9, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

  PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the closing price quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. Ministry of Finance Decree 1055 (1989) states that foreign investors are allowed to purchase up to 49% of the shares of Indonesian companies offered to the public in the primary market. When 49% of the shares offered to the public are owned by foreign investors and a foreign market quotation is available, the foreign quotation is used. If less than 49% of shares offered to the public are owned by foreign investors, there is no foreign market quotation available, therefore the local market quotation is used. Local shares generally trade at a discount to foreign shares when 49% of the shares offered to the public are owned by foreign investors. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At December 31, 1995, the Fund held no securities valued in good faith by the Board of Directors. The net asset value per share of the Fund is calculated weekly, at the end of each month and at any other times determined by the Board of Directors.

  CASH: Deposits held at Brown Brothers Harriman & Co. (Grand Cayman), the Fund's custodian, in a variable rate account are classified as cash. At December 31, 1995, the interest rate was 4.94% which resets on a daily basis. Amounts are generally available on the same business day.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

  TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

  At December 31, 1995, the Fund had a capital loss carryover of $19,826,594 of which $2,239,330 expires in 1999; $1,666,081 expires in 2000; $683,625 expires in 2001; $8,617,662 expires in 2002, and $6,619,896 expires in 2003.

  For U.S. federal income tax purposes, realized capital losses and foreign exchange losses incurred after October 31, 1995, within the fiscal year, are deemed to arise on the first day of the following fiscal year. The Fund incurred and elected to defer such losses of $204,032 and $720, respectively.

  Income received by the Fund from sources within Indonesia and other countries may be subject to withholding and other taxes imposed by such countries.

  FOREIGN CURRENCY  TRANSLATIONS:    The  books and  records  of  the  Fund  are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

   (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

  (II) purchases and sales of investment securities, income and expenses at the relevant rates of

THE INDONESIA FUND, INC.
------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   NOTES TO FINANCIAL STATEMENTS (continued)

       exchange prevailing on the respective dates of such transactions.

  The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

  The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

  Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

  Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

  DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any, although it currently expects to distribute such gains. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

  The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

  At December 31, 1995, the Fund reclassified $22,749 of realized foreign currency losses to undistributed net investment income. In addition, the Fund reclassified $305 of accumulated net investment loss to paid-in capital.

  OTHER:   Securities denominated  in  currencies other  than U.S.  dollars  are subject to changes in value due to fluctuations in exchange rates.

  Investment in Indonesian securities requires consideration of certain factors that are not normally involved in investments in U.S. securities. The Indonesian securities market is an emerging market characterized by a small number of company listings, high price volatility and a relatively illiquid secondary trading environment. These factors, coupled with restrictions on investment by foreigners and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in Indonesian securities, the purchase and sale prices for such securities and the timing of purchases and sales.

  The limited liquidity of the Indonesian securities markets may also affect the Fund's ability to acquire or dispose of securities at a price and time that it wishes to do so. Accordingly, in periods of rising market prices, the Fund may be unable to participate in such price increases fully to the extent that is is unable to acquire desired portfolio positions quickly; conversely the Fund's inability to dispose fully and promptly of positions in declining markets will cause its net asset value to decline as the value of unsold positions is marked to lower prices.

THE INDONESIA FUND, INC.
------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   NOTES TO FINANCIAL STATEMENTS (continued)

  The number of shares available for investment by the Fund is also limited by the fact that non-Indonesians are permitted to purchase only 49% of the listed shares of Indonesian companies. A high proportion of the shares of many listed Indonesian companies may be held by a limited number of persons, thus reducing the number of listed shares available for purchase by foreigners.

                          BEA Associates ("BEA")
NOTE B. AGREEMENTS
                          serves as the Fund's  investment adviser with  respect
to all investments. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the Fund's average weekly net assets. In addition, BEA receives from the Fund an administration fee which represents a reimbursement of certain Fund expenses. For the year ended December 31, 1995, advisory and administration fees amounted to $409,379 and $3,201, respectively.

  Through June 22, 1995, PFPC Inc. ("PFPC") served as the Fund's administrator. The Fund paid PFPC a fee that was computed weekly and paid quarterly at an annual rate of 0.10% of the value of the Fund's average weekly net assets, which was subject to a minimum annual fee. For the period January 1, 1995 through June 22, 1995, PFPC earned $41,796 for administrative services.

  Effective June 23, 1995, Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the period June 23, 1995 through December 31, 1995, BSFM earned $22,837 for administrative services.

  Through May 31, 1995, Brown Brothers Harriman & Co. served as the custodian for the Fund's foreign assets and PNC Bank, N.A. served as the custodian for the Fund's U.S. assets. Effective June 1, 1995, Brown Brothers Harriman & Co. serves as the custodian for all of the Fund's U.S. and foreign assets.

  Through September 4, 1995, PNC Bank, N.A. served as the Fund's transfer agent and registrar. Effective September 5, 1995, The First National Bank of Boston serves as the Fund's transfer agent and registrar.

                          The authorized capital
NOTE C. CAPITAL stock of the Fund is STOCK
                          100,000,000 shares of common stock, $0.001, par value.
Of the 4,608,989 shares outstanding at December 31, 1995, BEA owned 7,169 shares.

                          For U.S. federal income
NOTE D. INVESTMENT tax purposes, the cost of TRANSACTIONS
                          securities owned at December 31, 1995 was $43,130,149.
Accordingly, the net unrealized depreciation of investments (including investments denominated in foreign currency) of $78,009, was composed of gross appreciation of $3,309,040 for those investments having an excess of value over cost and gross depreciation of $3,387,049 for those investments having an excess of cost over value.

  For the year ended December 31, 1995, purchases and sales of securities, other than short-term obligations, were $13,368,632 and $9,510,977, respectively.

                          The Fund, along with
NOTE E. CREDIT 15 other U.S. regulated AGREEMENT
                          investment   companies   for  which   BEA   serves  as
investment adviser, has a credit agreement with The First National Bank of Boston. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 16 funds exceed $50,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the credit agreement during the year ended December 31, 1995.

THE INDONESIA FUND, INC.
------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F. QUARTERLY RESULTS OF OPERATIONS (unaudited)

                                                                      NET GAIN/(LOSS)             NET
                                                                       ON INVESTMENT      INCREASE/ (DECREASE)
                                                                        AND FOREIGN
                                                       NET               CURRENCY                IN NET
                                  INVESTMENT       INVESTMENT             RELATED           ASSETS RESULTING
                                    INCOME        INCOME/(LOSS)        TRANSACTIONS         FROM OPERATIONS         MARKET PRICE
                                --------------  -----------------   -------------------   --------------------        ON NYSE
                                TOTAL    PER     TOTAL      PER       TOTAL       PER       TOTAL       PER      ------------------
        QUARTER ENDED           (000)   SHARE    (000)     SHARE      (000)      SHARE      (000)      SHARE       HIGH      LOW
------------------------------  ------  ------  -------   -------   ---------   -------   ---------   --------   --------  --------
March 31, 1995................  $   67  $ 0.01  $  (118)  $ (0.03)  $  (6,846)  $ (1.48)  $  (6,964)  $  (1.51)  $ 12.000  $  9.375
June 30, 1995.................     344    0.08      161      0.03       7,251      1.57       7,412       1.60     12.250     9.500
September 30, 1995............     342    0.07      132      0.03         838      0.18         970       0.21     11.000     9.500
December 31, 1995.............      71    0.02     (152)    (0.03)       (503)    (0.11)       (655)     (0.14)    12.375    10.125
                                ------  ------  -------   -------   ---------   -------   ---------   --------
      Totals..................  $  824  $ 0.18  $    23   $  0.00   $     740   $  0.16   $     763   $   0.16
                                ------  ------  -------   -------   ---------   -------   ---------   --------
                                ------  ------  -------   -------   ---------   -------   ---------   --------
March 31, 1994................  $   34  $ 0.01  $  (207)  $ (0.05)  $ (15,635)  $ (3.39)  $ (15,842)  $  (3.44)  $ 20.500  $ 12.375
June 30, 1994.................     269    0.06       74      0.02        (532)    (0.12)       (458)     (0.10)    15.375    12.000
September 30, 1994............     360    0.08      132      0.03         342      0.08         474       0.11     15.500    11.750
December 31, 1994.............     110    0.02     (124)    (0.03)     (6,414)    (1.39)     (6,538)     (1.42)    15.000    11.125
                                ------  ------  -------   -------   ---------   -------   ---------   --------
      Totals..................  $  773  $ 0.17  $  (125)  $ (0.03)  $ (22,239)  $ (4.82)  $ (22,364)  $  (4.85)
                                ------  ------  -------   -------   ---------   -------   ---------   --------
                                ------  ------  -------   -------   ---------   -------   ---------   --------

THE INDONESIA FUND, INC.
------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Indonesia Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Indonesia Fund, Inc., including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of investments owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Indonesia Fund, Inc. as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 16, 1996

THE INDONESIA FUND, INC.
------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (unaudited)

On April 25, 1995, the annual meeting of shareholders of The Indonesia Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                VOTES FOR   VOTES WITHHELD   NON-VOTES
--------------------------------------------------------------  ----------  ---------------  ----------
Richard Francis...............................................   2,699,167        73,181      1,836,641
Daniel Sigg...................................................   2,700,367        71,981      1,836,641

In addition to the directors re-elected at the meeting, Peter Kaplan, C. Oscar Morong, Jr. and William Priest continue to serve as directors of the Fund.

(2) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for the year ending December 31, 1995.

                                                 VOTES FOR   VOTES AGAINST  VOTES WITHHELD   NON-VOTES
                                                 ----------  -------------  ---------------  ----------
                                                  2,734,521       11,037          26,790      1,836,641

THE INDONESIA FUND, INC.
------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    DESCRIPTION OF DIVIDEND REINVESTMENT AND
                               CASH PURCHASE PLAN

Pursuant to The Indonesia Fund, Inc.'s (the "Fund") Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless the Fund's transfer agent, as the Plan Agent (the "Plan Agent"), is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for the Fund, at the address set forth below. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's common stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.

Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Fund and (b) certain capital gains earned by the Fund that are derived from securities of certain foreign issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will be borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of stock from the Fund valued at the market price.

The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about February 15 and August 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent,

THE INDONESIA FUND, INC.
------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    DESCRIPTION OF DIVIDEND REINVESTMENT AND
                         CASH PURCHASE PLAN (continued)
it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately 10 days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested. A participant's tax basis in his shares acquired through his optional investment right will equal his cash payments to the Plan, including any cash payments used to pay brokerage commissions allocable to his acquired shares.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of a shareholder, such as a bank, broker or nominee, that holds shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either stock or cash. The Plan Agent's fees for the handling of reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will be charged by the Plan Agent a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or the reinvestment of dividends or capital gains distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus obtainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made. The Fund cannot predict, therefore, whether the cost to a participant who makes a voluntary cash payment will be less than if a participant were to make an open market purchase of the Fund's common stock on his own behalf.

The receipt of dividends and distributions in stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

The Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the semiannual contribution date, in the case of voluntary cash payments, or the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to The First National Bank of Boston, Investor Relations Department, P.O. Box 644, Mail Stop 45-02-09, Boston, Massachusetts 02102-0644 or by telephone at 1-800-730-6001.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT ADVISER
BEA Associates
New York, New York

ADMINISTRATOR
Bear Stearns Funds Management Inc.
New York, New York

TRANSFER AGENT AND REGISTRAR
The First National Bank of Boston
Boston, Massachusetts

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, Massachusetts

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
Philadelphia, Pennsylvania

LEGAL COUNSEL
Willkie Farr & Gallagher
New York, New York

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
                            THE INDONESIA FUND, INC.
                         -----------------------------

                                     [LOGO]

                            THE INDONESIA FUND, INC.
                                 ANNUAL REPORT
                               DECEMBER 31, 1995